                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of the earliest event reported) April 28, 2004
                                                            ---------------

                         Commission File Number 0-23081

                             FARO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                Florida                                     59-3157093
---------------------------------------------  ---------------------------------
(State or Other Jurisdiction of Incorporation) (IRS Employer Identification No.)


   125 TECHNOLOGY PARK, LAKE MARY, FLORIDA                     32746
--------------------------------------------          -----------------------
   (Address of Principal Executive Offices)                 (Zip Code)


                                 (407) 333-9911
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

   -------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. OTHER EVENTS

         Institutional Shareholder Services ("ISS") requested that FARO TECHNOLOGIES, INC. ("FARO") provide ISS with additional information about fees that FARO paid to its independent auditors, Ernst & Young LLP, reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that FARO publish this information in either a Form 8-K filing or in a press release.

In response to this request, FARO is filing this Form 8-K to set forth additional information concerning fees for services rendered to FARO by Ernst & Young LLP for each of the last two fiscal years:

                                                                     2003                    2002
                                                                     ----                    ----

        Audit fees (1)                                       $       464,245           $      408,992
        Audit-related fees (2)                                        19,000                   71,744
        Tax fees-preparation and compliance                           80,068                   57,213
                                                             ---------------           --------------

        Total audit, audit related and tax preparation and
             compliance fees                                         563,313                  537,949


        Other non-audit fees:
        Tax fees-other (3)                                           539,684                  496,104
        All other fees                                                                              -
                                                             ---------------           --------------
                                                                           -

        Total-Other Fees                                             539,684                  496,104
                                                             ---------------           --------------

        Total Fees                                           $     1,102,997           $    1,034,053
                                                             ===============           ==============


(1) Audit of financial statements, review of financial statements included in Quarterly Reports on Form 10-Q, and fees in connection with the Company's Form S-3 registration statement (File No. 333-110670).

(2)           Primarily due diligence work and employee benefit plan audits.

(3)           Tax consulting


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                 FARO TECHNOLOGIES, INC.



                                 By: /s/ Gregory A. Fraser
                                     ----------------------------------------
                                      Gregory A. Fraser
                                      Executive Vice President, Secretary, and
                                      Treasurer


Date: April 28, 2004